Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO

FIFTH AMENDMENT AND THIRD FORBEARANCE TO CREDIT AGREEMENT

This FIRST AMENDMENT TO FIFTH AMENDMENT AND THIRD FORBEARANCE TO CREDIT AGREEMENT (this “Amendment”), dated as of November 5, 2014, is entered into by and among the undersigned with respect to that certain Fifth Amendment and Third Forbearance to Credit Agreement, dated as of September 23, 2014 (the “Forbearance Agreement”), which relates to that certain Credit Agreement, dated as of November 16, 2011, (the “Credit Agreement”) by and among Great Lakes Aviation, Ltd., an Iowa corporation (“Great Lakes”), the financial institutions and other entities that are parties thereto as Lenders, Crystal Financial LLC (in its individual capacity, “Crystal” or “Administrative Agent”) and GB Credit Partners, LLC (formerly known as GB Merchant Partners, LLC, in its individual capacity “GB Credit” or “Collateral Agent”, and together with the Administrative Agent, the “Agents” and each individually an “Agent”).

W I T N E S S E T H:

WHEREAS, the Lenders have extended credit to Great Lakes, pursuant to the terms and subject to the conditions of the Credit Agreement;

WHEREAS, the parties hereto are parties to the Forbearance Agreement, which amended certain terms of the Credit Agreement and contains covenants to be undertaken by Great Lakes;

WHEREAS, Great Lakes has requested that Agents and the Lenders agree to amend the Forbearance Agreement upon the terms and subject to the conditions set forth herein and agree to continue to forbear from the exercise of rights and remedies with respect to certain breaches of the Credit Agreement as described therein; and

WHEREAS, as an accommodation to Great Lakes, the Agents and the undersigned Lenders (constituting Requisite Lenders) have agreed to amend the Forbearance Agreement and continue to forbear from the exercise of rights and remedies with respect to certain breaches of the Credit Agreement as described therein, subject in all respects, however, to the terms and the conditions set forth herein and therein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

2. Amendment to Forbearance Agreement.

a) Section 4(b) of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

“(b) Great Lakes shall provide evidence acceptable to the Agents, no later than 5:00 P.M. (Boston time) on November 11, 2014, that a lender acceptable to the Agents has received internal credit approval for a transaction acceptable to the Agents;”

b) Section 4(c) of the Forbearance Agreement is hereby amended by deleting the proviso that appears at the end thereof and replacing it as follows:

“provided, that, Great Lakes shall no longer be required to retain Huron after the date that the covenant set forth in clause 4(b) above is satisfied;”

3. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agents and the Requisite Lenders, of the following conditions precedent:

(a) the execution and delivery of this Amendment by Great Lakes, the Agents, and the Requisite Lenders;

(b) the representations and warranties set forth in Section 4 hereof shall be true and correct (and Great Lakes hereby certifies, by its signatures below that each of the following are true and correct) as of the date hereof and as of the date hereof; and

(c) other than the Specified Breaches (as defined in the Forbearance Agreement), as of the date hereof, Great Lakes has not breached the Credit Agreement in any respect.

4. Representations and Warranties. Great Lakes hereby represents and warrants to the Agents and each Lender as follows:

(a) Great Lakes is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Great Lakes has the power and authority to execute, deliver and perform its obligations under this Amendment;

(c) the execution, delivery and performance by Great Lakes of this Amendment has been duly authorized by all necessary corporate action and does not and will not require any registration with, consent or approval of, notice to or action by, any Person;

(d) this Amendment constitutes the legal, valid and binding obligation of Great Lakes, enforceable against it in accordance with its terms;

(e) other than the Specified Breaches (as defined in the Forbearance Agreement), Great Lakes has not breached the Credit Agreement in any respect;

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(f) all representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct as of the date hereof, except to the extent made as of a specific date, in which case each such representation and warranty shall be true and correct as of such date; and

(g) by its signature below, Great Lakes agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in any material respect as of the date when made or deemed made.

5. Reaffirmation. Great Lakes as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which the grants liens or security interests in its property, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents and (ii) ratifies and reaffirms any liens on or security interests in any of its property pursuant to any Loan Document and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Great Lakes hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or Lenders, or, except as expressly set forth herein, constitute a waiver of any provision of any of the Loan Documents, or serve to affect a novation of the Obligations.

6. Acknowledgment of Obligations. Great Lakes hereby acknowledges, confirms and agrees that as of the open of business on November 5, 2014, Great Lakes is indebted to the Lenders in respect of the (i) Revolving Loans in the principal amount of $8,521,332.78, and (ii) Term Loans in the principal amount of $16,200,000.00. Great Lakes hereby acknowledges, confirms and agrees that all such Loans, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Great Lakes to the Agents and Lenders, are unconditionally owing by Great Lakes to the Agents and Lenders, as applicable, without offset, defense or counterclaim of any kind, nature or description whatsoever.

7. Acknowledgment of Rights; Release of Claims.

a) Great Lakes hereby acknowledges that: (a) it has no defenses, claims or set-offs to the enforcement by any Lender or Agent of any of Great Lakes’ liabilities, obligations and agreements on the date hereof; (b) to its knowledge, each Lender and each Agent have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, each Lender and each Agent do not waive, diminish or limit any term or condition contained in the Credit Agreement, the Forbearance Agreement or any of the other Loan Documents. Great Lakes, on behalf of itself, any other its successors, assigns and subsidiaries (such Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”) hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Agents, their agents, employees, officers, directors, predecessors, attorneys and all other Persons acting or purporting to act on behalf of or at the direction of the Lenders and Agents (“Releasees”), of and

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from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Without limiting the generality of the foregoing, Great Lakes, on behalf of itself and the Releasing Parties, waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest: (a) the right of each Agent and each Lender to exercise its rights and remedies described in the Credit Agreement, the Forbearance Agreement or this Amendment; (b) any provision of the Credit Agreement, the Forbearance Agreement, this Amendment or the other Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Credit Agreement, the Forbearance Agreement, this Amendment or the other Loan Documents on or prior to the date hereof.

b) Great Lakes, on behalf of itself and the Releasing Parties, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by any Releasing Party pursuant to Section 7(a) above. If any Releasing Party violates the foregoing covenant, Great Lakes agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

8. Miscellaneous.

(a) Reference to and Effect on the Loan Documents. Except for the amendments and modifications expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender under the Forbearance Agreement or any of the other Loan Documents, nor constitute a waiver of, or a consent in connection with, any other provision the Forbearance Agreement or any of the other Loan Documents. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires. Great Lakes agrees that, except as expressly modified hereby, the Credit Agreement, the Forbearance Agreement and other Loan Documents remain in full force and effect in accordance with their terms and are hereby ratified and reaffirmed.

(b) Costs, Expenses and Taxes. Great Lakes agrees to reimburse the Lenders and each Agent on demand for all out-of-pocket costs, expenses and charges incurred by them in

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connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the fees and expenses of Proskauer Rose LLP) and any other instruments and documents to be delivered hereunder.

(c) Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

(d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Great Lakes and its successors and assigns and each Agent and Lender and their successors and assigns.

(f) Acknowledgment of Legal Counsel. Great Lakes represents and warrant to the Agents and Lenders that they (a) understand fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) have been afforded an opportunity to discuss this Amendment with, and have this Amendment reviewed by, such attorneys and other persons as Great Lakes may wish, and (c) have entered into this Amendment and executed and delivered all documents in connection herewith of their own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto will be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith. Great Lakes has not relied upon any representation by an Agent and/or any Lender, or any counsel to either Agent and/or any Lender concerning the legal effects of this Amendment or any provision hereof.

(g) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, this First Amendment to Fifth Amendment and Third Forbearance to Credit Agreement has been duly executed as of the date first written above.

GREAT LAKES:

GREAT LAKES AVIATION, LTD.

By:
Name:
Title:

FIRST AMENDMENT TO FIFTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

CRYSTAL FINANCIAL LLC

By:
Name:
Title:

FIRST AMENDMENT TO FIFTH AMENDMENT TO CREDIT AGREEMENT

COLLATERAL AGENT:

GB CREDIT PARTNERS, LLC

By:
Name:
Title:

FIRST AMENDMENT TO FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:

CRYSTAL FINANCIAL SPV LLC

By:
Name:
Title:

CRYSTAL FINANCIAL LLC

By:
Name:
Title:

FIRST AMENDMENT TO FIFTH AMENDMENT TO CREDIT AGREEMENT

GORDON BROTHERS FINANCE COMPANY, LLC

By:	Gordon Brothers Finance Company,
its Designated Manager

By:
Name:	Patrick Dalton
Title:	Chief Executive Officer

FIRST AMENDMENT TO FIFTH AMENDMENT TO CREDIT AGREEMENT